UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2024, the board of directors (the “Board”) of Revolve Group, Inc. (the “Company”) appointed Jennifer Baxter Moser to serve as a member of the Board, effective immediately. The Board also appointed Ms. Moser to serve as a member of the Audit Committee and the Compensation Committee. Ms. Moser previously served on the Board from December 2012 through July 2020.

In 2012, Ms. Moser led a strategic investment in REVOLVE by TSG Consumer Partners, where she served from 2007 through 2023, as managing director and eventually partner. During her 16-year tenure at TSG, Ms. Moser led investments in and served on the board of several high-growth consumer companies including e.l.f. Cosmetics, Paige Denim, Smashbox Cosmetics, Backcountry and Scopely. Prior to TSG Consumer Partners, she was a consultant at Bain & Company where she worked in several industries, including consumer products and retail, and across multiple practice areas including brand strategy, merger integration and organizational design. Ms. Moser also worked in Bain's private equity practice, where she conducted strategic and operational due diligence for private equity clients.

Ms. Moser will be entitled to receive cash and equity compensation under the Company’s outside director compensation policy, which is described in the section of the Company’s definitive proxy statement on Schedule 14A titled “Board of Directors and Corporate Governance—Outside Director Compensation Policy,” filed with the SEC on April 28, 2023.

There are currently no agreements, arrangements or understandings between Ms. Moser and any other person pursuant to which Ms. Moser was appointed to serve as a member of the Board. There are currently no transactions in which Ms. Moser has an interest requiring disclosure under Item 404(a) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended.

On January 19, 2024, the Company issued a press release announcing the appointment of Ms. Moser to the Board, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 19, 2024
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVOLVE GROUP, INC.

Date: January 19, 2024	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer